EXHIBIT 10.2

CONSENT AGREEMENT

AND AMENDMENT NO. 2 TO LOAN AGREEMENT

This CONSENT AGREEMENT AND AMENDMENT NO. 2 TO LOAN AGREEMENT (this “Agreement”), dated as of June 29, 2012, is by and among CAPELLA HEALTHCARE, INC. (the “Company” and a “Borrower”), THE BORROWING SUBSIDIARIES SIGNATORY HERETO (each a “Borrower” and together with the Company, “Borrowers”), THE GUARANTYING SUBSIDIARIES SIGNATORY HERETO (collectively, “Subsidiary Guarantors”), THE LENDERS PARTY TO THIS AGREEMENT, and BANK OF AMERICA, N.A., as agent for the Lenders (“Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

RECITALS:

A. The Borrowers, the Subsidiary Guarantors, the Lenders and the Agent are parties to that certain Loan and Security Agreement dated as of June 28, 2010 (as its terms have been amended, modified, waived or supplemented, the “Loan Agreement”).

B. Muskogee Regional Medical Center, LLC (“MRMC”) has entered into an Asset Purchase Agreement dated as of May 11, 2012 as amended by an Amendment No.1 to the Asset Purchase Agreement dated as of June 29, 2012 (as so amended, the “APA”) and agreements, instruments and documents related thereto (collectively, the “APA Related Documents”), with Muskogee Community Hospital LLC (“MCH”), MCH Management LLC (“Management”), Synergy Healthcare Partners, LLC, Muskogee Community Healthcare, LLC (“Community”) and each of the beneficial owners of the Equity Interests of Management. Management owns 100% of the membership interests of MCH and MCH owns and operates Muskogee Community Hospital, a 45-bed acute care hospital (the “Hospital”) located at 2900 North Main, Muskogee, Oklahoma (the “Facilities”). MRMC’s obligations under the APA are subject to, among other things, obtaining the consent set forth in Section 1.01 hereof.

C. On the Closing Date (as used herein, such term shall have the meaning set forth in the APA) (i) MRMC will purchase from MCH, and MCH will sell to MRMC, substantially all of the assets relating to the ownership and operation of the business operations of the Hospital and all other business operations currently being conducted by MCH at the Facilities (collectively, the “Business”), except for the Real Estate, improvements and Equipment of the Business (collectively, the “Retained Assets”) and certain other excluded assets and MRMC will assume from MCH, and MCH will assign to MRMC, certain of MCH’s obligations and liabilities with respect to the operation of the Business, in each case in accordance with the terms and conditions of APA (collectively, the “Asset Purchase”); (ii) MRMC will lease from MCH, and MCH will lease to MRMC, the Retained Assets, pursuant to the terms and conditions of a Master Lease Agreement (the “Lease”), which will include an option to purchase the Retained Assets exercisable on or about July 20, 2014 at the price set forth on Schedule 11.1 to the Lease and at the end of the initial term or renewal term at fair market value, as more specifically set forth in the Lease (the “Purchase Option”); MRMC’s obligations under the Lease will be unconditionally guarantied by the Company (collectively, the “Transaction”). The Company will also guaranty certain obligations of MRMC under the APA.

D. The Lease will be a true operating lease for tax purposes, but the Company will account for the Lease as a Capital Lease and the incurrence of the obligations under the Lease and the guaranty of such obligations requires consent of the Required Lenders under the terms of the Loan Agreement.

E. The Borrowers and Guarantors have requested that the Required Lenders consent to the execution and delivery of the APA, the consummation of the Transaction and the performance of MRMC’s and the Company’s obligations (i) under the Lease and guaranty thereof; (ii) customary and reasonable indemnification and reimbursement obligations under the APA; and (iii) under the Promissory Note (as defined in the APA) (collectively, the “APA Obligations”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01 Consent. Each of the undersigned Lenders hereby consents to (i) MRMC’s and the Company’s execution and delivery of the APA and the APA Related Documents and (ii) the consummation of the Transaction by MRMC, the Company and their Affiliates, including (a) the consummation of the Asset Purchase, (b) the execution and delivery of the Lease by MRMC; (c) the execution and delivery of the Promissory Note, (d) the performance of any APA Obligations and (e) the execution and delivery of the Company’s unconditional guaranty of the MRMC’s obligations under the Lease and APA Obligations; provided that with respect to this clause (ii), the conditions set forth in Section 1.04 hereof are fully satisfied or waived in writing by the Agent. This consent is given for the specific instance and for the limited purpose set forth herein. For the avoidance of doubt, this consent is not intended (and shall not be deemed) to be a consent to the acquisition of the Retained Assets by any Credit Party, whether pursuant to the Purchase Option, the Option Rider (as such terms are used in the Lease) or otherwise and (i) the acquisition of the Retained Assets shall satisfy the conditions set forth in the definition of Permitted Acquisition (regardless of whether any such acquisition is accounted for or deemed an asset purchase, prepayment of the Lease or otherwise) or require the consent of the Required Lenders and (ii) upon a consummation of the acquisition of the Retained Assets that satisfies such conditions, to the extent that the cancellation or extinguishment of the Lease in connection therewith may be deemed to constitute an Asset Disposition, prepayment of Debt, termination of a Material Contract or other Default or Event of Default under the Loan Agreement, the Lenders shall be deemed to have consented thereto.

SECTION 1.02 Amendment. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the following amendments to the Loan Agreement shall become effective upon the Amendment No.2 Effective Date:

(a) Section 1.1 of the Loan Agreement is amended by adding the following definitions in proper alphabetical order:

“Amendment No. 2 Effective Date: means the date of delivery by Company of a certificate certifying and confirming the execution and delivery of the Master Lease Agreement and the closing and consummation of the related transactions.”

“Master Lease Agreement: means the Master Lease Agreement entered into on the Amendment No. 2 Effective Date by and among the Company, Muskogee Regional Medical Center, LLC, Muskogee Community Hospital LLC, MCH Management, LLC and certain other parties thereto, pursuant to which Muskogee Regional Medical Center, LLC leases the hospital facility (and all related equipment and improvements) known as Muskogee Community Hospital.”

(b) Section 10.2.1 of the Loan Agreement is amended by deleting the “and” at the end of clause (t) thereof and the period at the end of clause (u) thereof, inserting “; and” at the end of clause (u) thereof and inserting the following new clause (v):

“(v) Debt under the Master Lease Agreement and under the Promissory Note (as defined in the Master Lease Agreement).”

(c) Section 10.2.2 of the Loan Agreement is amended by deleting the “and” at the end of clause (t) thereof and the period at the end of clause (u) thereof, inserting “; and”

at the end of clause (u) thereof and inserting the following new clause (v):

“(v) Liens created by the Master Lease Agreement as in effect on the Amendment No. 2 Effective Date;”

SECTION 1.03 Effectiveness. This Agreement and the consent contained herein shall not be binding upon Agent or any Lender until each of the following conditions precedent has been satisfied in form and substance satisfactory to Agent and Lenders:

(a) The representations and warranties contained herein and in the Loan Agreement shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for those representations and warranties that are limited by their terms to a specific date (such representations and warranties being true and correct in all material respects as of the specified date relative thereto);

(b) No Default or Event of Default shall have occurred and be continuing;

(c) The Credit parties shall have delivered to Agent an executed counterpart of this Agreement; and

(d) Borrowers shall have paid to Agent all fees, costs, and expenses owed to and/or incurred by Agent arising in connection with this Agreement (including reasonable attorneys’ fees and expenses).

SECTION 1.04 Conditions. The consent contained in clause (ii) of Section 1.01 is further conditioned upon the following:

(a) On the Closing Date (as defined in the APA) of the Asset Purchase (i) the representations and warranties contained in the Loan Agreement shall be true and correct in all material respects as of the date thereof as if made on the date thereof, except for those representations and warranties that are limited by their terms to a specific date (such representations and warranties being true and correct in all material respects as of the specified date relative thereto) and (ii) no Default or Event of Default shall have occurred and be continuing.

(b) The Asset Purchase is consummated pursuant to the terms and conditions of the APA without giving effect to any waivers, amendments, supplements or other modifications thereto unless such waivers, amendments, supplements or other modifications are approved by the Agent in writing.

(c) The Asset Purchase and the Transaction are consummated in accordance with all applicable laws, rules or regulations and all requisite approvals and consents (regulatory, governmental or otherwise) have been obtained.

(d) The receipt by Agent of a certified true copy of the fully executed APA (within 15 Business Days after the execution thereof), together with final, execution copies of the other documents, instruments and agreements executed in connection therewith or executed or to be executed in connection with the Transaction, in each case, in form and substance reasonably satisfactory to Agent and such other documents, instruments, agreements and opinions as the Agent shall reasonably request.

(e) Each of the “Conditions to Obligations of Purchaser” set forth in Article VII of the APA shall have been met or satisfied to the satisfaction of the Agent in all material respects without any waivers (or deemed waivers), amendments, supplements or modifications thereof that are not acceptable to the Agent (for the avoidance of doubt, all documents, instruments, agreements, consents, approvals, and releases required under such conditions shall be in form and substance satisfactory to Agent).

(f) Not less than 5 Business Days prior to the Closing Date of the Asset Purchase, the Company shall have delivered to the Agent, the certificate required by clause (f) of the definition of Permitted Acquisitions, certifying and confirming that the Asset Purchase constitutes a Permitted Acquisition.

(g) Prior to the closing of the Asset Purchase, the Company shall furnish to the Agent such other material documentation and information relating to the Transaction, as reasonably requested by the Agent.

(h) Receipt by the Agent of (i) such other documentation and information, other agreements, instruments, certificates and due diligence materials as the Agent may reasonably request, which shall be in form and substance satisfactory to the Agent and (ii) a certificate of a Senior Officer of the Company (x) certifying to the Administrative Agent that all conditions set forth in this Consent have been satisfied in all material respects and (y) attaching thereto (except to the extent waived by Agent) and attesting to the completeness of fully executed copies of the Transaction documents; all licenses and permits to be obtained from governmental and regulatory authorities necessary to operate the Business; all third party consents, approvals and assignments necessary to operate the Business, all necessary lien releases and payoff letters, each executed by MCH as required, each other party to such document, MRMC and/or the Company, together with all schedules and exhibits thereto, all closing deliverables made pursuant thereto, and all filings to be made in connection therewith.

(i) MRMC and the Company having taken such other action and delivered such other documents to create, perfect or protect the Agents’ Liens in the acquired assets as Agent may reasonably require, including new or amended Blocked Account Agreements and, if requested by Agent, Lien Waivers with respect to the real property subject to the Lease from the lessor and mortgagees thereof.

ARTICLE II

SECTION 2.01 Consent of the Subsidiary Guarantors. Each of the undersigned Subsidiary Guarantors hereby consents to and acknowledges the consent contained herein and confirms and ratifies its guaranty of the Obligations of the Borrowers pursuant to its Guaranty and its obligations under each other Loan Document to which it is a party.

SECTION 2.02 Representations and Warranties. Each Credit Party hereby represents and warrants to each Lender and the Agent, on the date hereof, that after giving effect to this Agreement, the representations and warranties set forth in Section 9 of the Loan Agreement and in each other Loan Document, are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date. No Default or Event of Default has occurred and is continuing.

SECTION 2.03 Instrument Pursuant to Loan Agreement. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.

SECTION 2.04 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 2.05 Confirmation. Except as expressly amended by the terms hereof, all of the terms of the Loan Agreement and the other Loan Documents shall continue in full force and effect and are hereby confirmed in all respects.

SECTION 2.06 Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of New York, and shall be further subject to the provisions of Sections 14.15 and 14.16 of the Loan Agreement.

[signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:

CAPELLA HEALTHCARE, INC., a Delaware corporation

By:	/s/ Denise W. Warren
Name:	Denise W. Warren
Title:	Senior Vice President, CFO and Treasurer

CAPELLA HOLDINGS OF OKLAHOMA, LLC

CAPITAL MEDICAL CENTER HOLDINGS, LLC

CAPITAL MEDICAL CENTER PARTNER, LLC

CMCH HOLDINGS, LLC

COLUMBIA MEDICAL GROUP—SOUTH PITTSBURG, INC.

COLUMBIA OLYMPIA MANAGEMENT, INC.

CULLMAN COUNTY MEDICAL CLINIC, INC.

CULLMAN HOSPITAL CORPORATION

CULLMAN SURGERY VENTURE CORP.

FARMINGTON CLINIC COMPANY, LLC

FARMINGTON HEART & VASCULAR CENTER, LLC

FARMINGTON HOSPITAL CORPORATION

FARMINGTON MISSOURI HOSPITAL COMPANY, LLC

GRANDVIEW PHYSICIAN GROUP, LLC

HARTSELLE PHYSICIANS, INC.

JACKSONVILLE MEDICAL PROFESSIONAL SERVICES, LLC

JACKSONVILLE SURGICAL AND

MEDICAL AFFILIATES, LLC

LAWTON HOLDINGS, LLC

LAWTON SURGERY INVESTMENTS COMPANY, LLC

MINERAL AREA PHARMACY AND DURABLE

MEDICAL EQUIPMENT, LLC

MUSKOGEE HOLDINGS, LLC

By:	/s/ Denise W. Warren
Name:	Denise W. Warren
Title:	Vice President and Treasurer

CONSENT AGREEMENT AND AMENDMENT NO.2 TO LOAN AGREEMENT

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MUSKOGEE MEDICAL AND SURGICAL ASSOCIATES, LLC

MUSKOGEE PHYSICIAN GROUP, LLC

MUSKOGEE REGIONAL MEDICAL CENTER, LLC

NATIONAL HEALTHCARE OF DECATUR, INC.

NATIONAL HEALTHCARE OF HARTSELLE, INC.

NATIONAL PARK CARDIOLOGY SERVICES, LLC

NATIONAL PARK FAMILY CARE, LLC

NATIONAL PARK PHYSICIAN SERVICES, LLC

NPMC HOLDINGS, LLC

NPMC, HOME HEALTH, LLC

NPMC, LLC

OREGON HEALTHCORP, LLC

PARKWAY MEDICAL CLINIC, INC.

QHG OF JACKSONVILLE, INC.

RUSSELLVILLE HOLDINGS, LLC

SEQUATCHIE VALLEY UROLOGY, LLC

SOUTHWESTERN EMERGENCY

DEPARTMENT PHYSICIAN SERVICES, LLC

SOUTHWESTERN MEDICAL CENTER, LLC

SOUTHWESTERN NEUROSURGERY PHYSICIANS, LLC

SOUTHWESTERN PHYSICIAN SERVICES, LLC

SOUTHWESTERN RADIOLOGY ASSOCIATES, LLC

SOUTHWESTERN SURGICAL AFFILIATES LLC

SP ACQUISITION CORP.

SPARTA HOSPITAL CORPORATION

ST. MARY’S HOLDINGS, LLC

ST. MARY’S PHYSICIAN SERVICES, LLC

ST. MARY’S REAL PROPERTY, LLC

WESTERN WASHINGTON HEALTHCARE, LLC

WILLAMETTE VALLEY CLINICS, LLC

WILLAMETTE VALLEY MEDICAL CENTER, LLC

WPC HOLDCO, LLC

By:	/s/ Denise W. Warren
Name:	Denise W. Warren
Title:	Vice President and Treasurer

CONSENT AGREEMENT AND AMENDMENT NO.2 TO LOAN AGREEMENT

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AGENT AND LENDERS:
BANK OF AMERICA, N.A.,
as Agent and Lender

By:	/s/ Seth Benefield
Name:	Seth Benefield
Title:	Senior Vice President

CONSENT AGREEMENT AND AMENDMENT NO.2 TO LOAN AGREEMENT

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Lisa Minigh
Name:	Lisa Minigh
Title:	Assistant Vice President

CONSENT AGREEMENT AND AMENDMENT NO.2 TO LOAN AGREEMENT

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Tom Randloph
Name:	Tom Randloph
Title:	Managing Director

By:	/s/ David Christiansen
Name:	David Christiansen
Title:	Director

CONSENT AGREEMENT AND AMENDMENT NO.2 TO LOAN AGREEMENT

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GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Dennis Cloud
Name:	Dennis Cloud
Title:	Duly Authorized Signatory

CONSENT AGREEMENT AND AMENDMENT NO.2 TO LOAN AGREEMENT

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

CONSENT AGREEMENT AND AMENDMENT NO.2 TO LOAN AGREEMENT

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Alain Pelanne
Name:	Alain Pelanne
Title:	Authorized Signatory

CONSENT AGREEMENT AND AMENDMENT NO.2 TO LOAN AGREEMENT

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CITIBANK, N.A., as a Lender

By:	/s/ Shane Azzara
Name:	Shane Azzara
Title:	Director

CONSENT AGREEMENT AND AMENDMENT NO.2 TO LOAN AGREEMENT

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HEALTHCARE FINANCE GROUP, as a Lender

By:	/s/ Dan Chapa
Name:	Dan Chapa
Title:	President

CONSENT AGREEMENT AND AMENDMENT NO.2 TO LOAN AGREEMENT

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GRANTORS:

Each of the undersigned Grantors hereby acknowledges this Agreement and ratifies and confirms the Security Agreement is in full force and effect after giving effect to this Agreement.

CANNON COUNTY HOSPITAL, LLC

CAPITAL MEDICAL CENTER PHYSICIANS, LLC

CAPITAL MEDICAL CENTER SPECIALTY PHYSICIANS, LLC

COLUMBIA CAPITAL MEDICAL CENTER LIMITED PARTNERSHIP

HOT SPRINGS NATIONAL PARK HOSPITAL HOLDINGS, LLC

NATIONAL PARK REAL PROPERTY, LLC

RIVER PARK HOSPITAL, LLC

RIVER PARK HOSPITALISTS, LLC

RIVER PARK PHYSICIAN GROUP, LLC

SAINT THOMAS/CAPELLA, LLC

WHITE COUNTY COMMUNITY HOSPITAL, LLC

By:	/s/ Denise W. Warren
Name:	Denise W. Warren
Title:	Vice President and Treasurer

CONSENT AGREEMENT AND AMENDMENT NO.2 TO LOAN AGREEMENT

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